EXHIBIT 10.34

CANCELLATION OF NONQUALIFIED STOCK OPTION AGREEMENT

WHEREAS, the undersigned individual (“Grantee”) and Community Bancshares, Inc. (the “Corporation”) entered into a Nonqualified Stock Option Agreement dated as of January 27, 2004 (the “Agreement”); and

WHEREAS, Section 13 of the Agreement provides that the Agreement may be amended by the Board of Directors of the Corporation with the consent of the Grantee; and

WHEREAS, the Corporation’s Board of Directors determined on March 11, 2004 that the Agreement should be amended to cancel the Agreement in its entirety; and

WHEREAS, Grantee is agreeable to such amendment and cancellation;

NOW, THEREFORE, in consideration of the mutual premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree that the Agreement is amended to cancel the Agreement in its entirety as of the date hereof.

IN WITNESS WHEREOF, the parties have executed this instrument as of the 11th day of March, 2004.

COMMUNITY BANCSHARES, INC.

By:	/s/ Patrick M. Frawley
Its:	Chairman and CEO

GRANTEE:

/s/ Grantee